AFL-CIO Housing Investment Trust
Helping Build Boston - The Union Way

The AFL-CIO Housing Investment Trust builds on over 30 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

The Boston area is a strong market for the HIT. Since inception, the HIT has invested $537 million in 30 projects with total development investment of $1.4 billion*. These projects have built or preserved over 3,675 housing units and created an estimated 10.3. million hours of union construction work.

In the past 10 years, the HIT has invested $394 million in 12 projects with a total development investment of $1 billion. These projects are creating an estimated 6.8 million hours of union construction work.

Two of the HIT’s most recent commitments are Franklin Square Apartments and Charlesview Apartments.

Economic and Fiscal Impacts of the HIT-Financed Projects in the Boston Area
Since Inception**
$2.1B total economic benefits

$784M personal income

11,350 total jobs across industry segments, 21.4 M hours of work

5,050 union construction jobs, 10.3M hours of work

$60.6M state and local tax revenue generated

Franklin Square Apartments: The HIT provided $47.3 million of funding for the substantial rehabilitation to the 193-unit, Franklin Square Apartments.
Charlesview Apartments: The HIT provided $58.2 million in funding for the $152.0 million TDC for the new construction of the 240, all affordable housing units, Charlesview Apartments project.

*Building America, which is a subsidiary of the AFL-CIO Housing Investment Trust, provided financing for the following projects through the allocation of New Markets Tax Credits; for Dudley Municipal Center, $7.5 million was provided, an additional $5.5 million was provided for 225 Centre Street.

** Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT project data and secondary source information. Data current as of December 31, 2017 and in 2016 dollars. Since inception dates from 1984-2017.

Continued…

Projects in the Boston Area in the Last 10 Years
2008-2017*

Project	Location	Units	HIT Investment	TDC	Jobs
Franklin Park Apartments	Boston	220	$25,672,000	$34,000,000	224
Old Colony Phase 1	Boston	116	$26,700,000	$56,844,708	288
Washington Beech	Boston	56	$13,500,000	$25,517,516	129
225 Centre Street**	Boston	103	$9,915,000	$53,160,520	261
Charlesview Apartments	Boston	240	$58,200,000	$152,000,000	746
Blackstone Apartments	Boston	145	$42,804,660	$72,800,962	70
Dudley Municipal Center (Non-residential)**	Boston	175,000 (SF)	-	$115,853,503	600
Franklin Square Apartments	Boston	193	$47,330,000	$75,462,270	78
Old Colony Phase 2A	Boston	45	$12,435,000	$22,211,272	104
Old Colony Phase 2B	Boston	84	$21,050,000	$39,236,796	185
Georgetowne Homes One	Boston	601	$70,392,000	$201,565,948	395
Georgetowne Homes Two	Boston	366	$45,456,000	$123,637,753	248

TOTAL (LAST 10 YEARS - 2008-2017)		2,169	$373,454,660	$972,291,248	3,328

* In nominal dollars.

** Building America, which is a subsidiary of the AFL-CIO Housing Investment Trust, provided financing for the following projects through the allocation of New Markets Tax Credits; for Dudley Municipal Center, $7.5 million was provided, an additional $5.5 million was provided for 225 Centre Street.

Franklin Park Apartments Boston		Old Colony Boston

	Blackstone Apartments Boston		225 Centre Street Boston

JANUARY 2018